TONIX PHARMACEUTICALS HOLDING CORP. 8-K

EXHIBIT 99.02

© 2026 Tonix Pharmaceuticals Holding Corp. TNX - 4800: A Long - Acting , Borreliacidal (Bactericidal), Human Monoclonal Antibody to Prevent Lyme Disease in the U.S. NASDAQ: TNXP March 31, 2026 PO6131 March 31, 2026 1648

2 © 2026 Tonix Pharmaceuticals Holding Corp. Cautionary Note on Forward - Looking Statements Certain statements in this presentation are forward - looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” and “intend,” among others. These forward - looking statements are based on Tonix's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, risks related to the failure to successfully launch and commercialize TONMYA ® and any of our approved products; risks related to the failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. Tonix does not undertake an obligation to update or revise any forward - looking statement. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2026, and periodic reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements. The information set forth herein speaks only as of the date thereof.

3 © 2026 Tonix Pharmaceuticals Holding Corp. Addressing the Significant Public Health Challenge of Lyme Disease in the U.S. Manufacturing GMP Material for Human Studies Currently on Track for Early 2027 Plan to Initiate Adaptive Phase 2 Field Study, Pending FDA Clearance Plan to Initiate CHIM (Controlled Human Infection Model) Study, If Necessary 2026 1H 2027 2028 x Phase 1 study complete, showing favorable safety, tolerability, immunogenicity, and pharmacokinetics

Lyme Disease: Epidemiology in the U.S.

The range of Lyme disease is expanding[1]


1995
2023

Images from CDC NNDSS

Lyme disease is reported most often in the Northeast and Midwest, with 95% of cases coming from "high-incidence" areas[1]

Lyme disease is an increasing problem[2]


100000
50000
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1996 Criteria: erythema migrans or clinical presentation of late Lyme with laboratory confirmation
2008 Criteria: added reporting of "probable" cases and refined criteria for laboratory confirmation
2022 Criteria: removed requirement for clinical information in "high-incidence" areas
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2023

The actual prevalence of Lyme disease is estimated to be 8 to 12 times higher than reported.[3] In 2022, more sensitive surveillance criteria resulted in a 67% increase in reported cases[2]

1. U.S. Centers for Disease Control and Prevention. National Notifiable Diseases Surveillance System; maps. February 11, 2025. Accessed July 18, 2025. https://www.cdc.gov/lyme/data-research/facts-stats/surveillance-data-1.html.
2. U.S. Centers for Disease Control and Prevention. National Notifiable Diseases Surveillance System; graphs: annual cases. February 11, 2025. Accessed July 18, 2025. https://www.cdc.gov/lyme/data-research/facts-stats/surveillance-data-1.html
3. Rodino KG, et al. *J Clin Microbiol*. 2025:e0080723.

CDC=Centers for Disease Control and Prevention; NNDSS=National Notifiable Diseases Surveillance System.

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Clinical Presentation: Acute Lyme Disease

There are 3 stages of Lyme disease: early, early disseminated, and late[1]

Early, or acute, Lyme disease has many signs or symptoms[1,2]

Erythema migrans rash is a hallmark symptom of early Lyme disease, occurring in 70% to 80% of people[1,2]

- Begins at site of tick bite and expands up to 12 inches in diameter
- Development is delayed, with an average of 7 days after bite
- Sometimes has a “bull’s-eye” appearance


Fever/Chills
Headache
Fatigue
Swollen Lymph Nodes
Joint and Muscle Ache
Erythema Migrans Rash

1. Cleveland Clinic. Updated August 16, 2022. Accessed July 18, 2025. https://my.clevelandclinic.org/health/diseases/11586-lyme-disease.
2. U.S. Centers for Disease Control and Prevention. May 15, 2024. Accessed July 18, 2025. https://www.cdc.gov/lyme/signs-symptoms/index.html.

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© 2026 Tonix Pharmaceuticals Holding Corp.

6 © 2026 Tonix Pharmaceuticals Holding Corp. c c c c Current Landscape f or Lyme Disease Prophylaxis a nd Treatment U.S. population where Lyme disease is endemic is estimated to be 87 million 1 Recommendations for pre - exposure prevention focus on tick bite avoidance. No vaccine is currently on the market 2 - 5 Presently available post - exposure prophylaxis is limited to antibiotic regimens, typically doxycycline. 6 Extended use of antibiotics has recognized side effects 5 Approximately 10 - 20% of Lyme disease patients experience long - term sequelae including Post - Treatment Lyme Disease Syndrome (PTLDS) 6,7 87 m 1. Kugeler KJ, et al. Emerg Infect Dis. 2021;27(2):616 - 619. 2. U.S. Centers for Disease Control and Prevention. May 15, 2024. Accessed July 18, 2025. https://www.cdc.gov/lyme/signs - symptom s/index.html. 3. https://www.idsociety.org/practice - guideline/lyme - disease/o. 4. Chan PA, et al.. Sex Transm Dis . 2023 50(11):701 - 712. 5. Lantos PM et al, Clinical Infectious Diseases , 72,(1) 2021, Pages e1 – e48. 6. Zafar K, et al. Front Microbiol . 2024;15:1459202. 7. Melia M.T. N Engl J Med. 2016;374:1277 – 1278.

Lyme Disease in the U.S. and Europe are Caused by Different *Borrelia*


U.S.

- **>99.9% caused by *B. burgdorferi* sensu stricto (s.s.)[1,2]**
  - U.S. *B. burgdorferi* minimal genetic variability[3]
  - Incidence is seasonal in summer months[3]


E.U.

- **Caused by a diverse group of serotyptes[1]**
  - Serotypes are (*B. afzelii, B. garinii, B. bavariensis*, etc.)
  - Lyme disease "Season" varies, based on country and climate

- **The only approved U.S. vaccine was directed to *B. burgdorferi* OspA**
  - SmithKline Beecham's LYMErix vaccine had ~70-80% protection, but was withdrawn from the market[4]

1. Marques AR, et al. *Emerg Infect Dis.* 2021. 27(8):2017-2024.
2. Pritt BS, et al. *Lancet Infect Dis.* 2016. 6(5):556-564.
3. Lemieux JE, et al. *PLoS Pathog.* 2023.19(8):e1011243.
4. Nigrovic LE, et al. *Epidemiol* Infect. 2006. Aug 8;135(1):1-8.

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B. burgdorferi Bacteria Are Transmitted to Humans *via* Tick Salivary Glands[1]



Host
Midgut
Salivary glands
Blood meal
B. burgdorferi transmission via tick saliva



B. burgdorferi
Outer lipid membrane
OspA/OspC
Outer membrane protein
Lipoprotein
BamA

- The outer membrane protein OspA supports *B. burgdorferi* survival in the tick midgut via adherence[1-3]
- Once the tick bites a host, the iron in a blood meal downregulates OspA, and bacteria migrate from the midgut to the salivary glands for transmission[1-3]
- While OspA is essential for transmission, it is only expressed within infected ticks, and levels seen in the human host are insufficient for seroconversion (antibody production)[4]

Bam=β-barrel assembly machinery; Osp=outer surface lipoprotein.

1. de Silva AM, et al. *J Exp Med*. 1996;183(1):271-275.
2. Radolf JD, et al. *Nat Rev Microbiol*. 2012;10(2):87-99.
3. Anderson C, et al. *Pathogens*. 2021;10(3):281.
4. Woodman ME, et al. *FEMS Immunol Med Microbiol*. 2008;54(2):277-282.

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OspA Facilitates Bacterial Adherence to the Tick Midgut, and Downregulation Promotes Migration to Salivary Glands for Transmission[1-3]


Midgut
Salivary glands
Mouthpiece
OspA
Midgut
Adherence
Blood meal
Iron-dependent OspA downregulation
Salivary glands
Migration
Mouthpiece
Transmission

1. de Silva AM, et al. *J Exp Med*. 1996;183(1):271-275.
2. Radolf JD, et al. *Nat Rev Microbiol*. 2012;10(2):87-99.
3. Anderson C, et al. *Pathogens*. 2021;10(3):281.

Osp=outer surface lipoprotein.

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Circulating Anti-OspA Monoclonal Antibody (TNX-4800) Ingested by Tick Blocks *B. burgdorferi* Transmission From Tick to Human[1]



B. burgdorferi can't migrate to salivary glands, transmission fails
Host
Midgut
Salivary glands
Blood meal



B. burgdorferi
Outer lipid membrane
OspA/OspC
Outer membrane protein
Lipoprotein
BamA

- TNX-4800 is a human monoclonal antibody against OspA[1]
- An Fc region mutation in TNX-4800 extends its half-life: a single administration provides protection during the months of high infection risk
- If a tick bites a human immunized with TNX-4800, anti-OspA antibodies enter the tick midgut and bind to OspA on *B. burgdorferi* spirochetes[2,3]
- After TNX-4800:OspA binding, bacteria are killed or fail to migrate from the midgut to salivary glands, preventing transmission to the human host[2]

1 Schiller ZA, et al. *J Clin Invest.* 2021;131(11):e144843.
2. de Silva AM, et al. *J Exp Med.* 1996;183(1):271-275.
3. Radolf JD, et al. *Nat Rev Microbiol.* 2012;10(2):87-99.

Bam=β-barrel assembly machinery; Fc=fragment crystallizable; Osp=outer surface lipoprotein.

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Antibodies Can Be Created Endogenously or Received From Exogenous Sources

Active		Passive	
Natural	Engineered	Natural	Engineered

Active

Natural

Pathogen Exposure



Infection with a pathogen stimulates the immune system to create antibodies

Engineered

Vaccines



Injection of weakened pathogens or pathogen components stimulates the immune system to create antibodies

Passive

Natural

Maternal Antibodies



Breast milk contains maternal antibodies that support underdeveloped infant immune systems

Engineered

Monoclonal Antibodies


C

Monoclonal antibodies may be infused or delivered subcutaneously including in patients who require additional immune support

Active immunity necessitates the creation of endogenous antibodies, while passive immunity entails the transfer of external antibodies

U.S. Centers for Disease Control and Prevention. July 30, 2024. Accessed July 15, 2025. https://www.cdc.gov/vaccines/basics/immunity-types.html

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Introducing TNX-4800

TNX-4800[1] is a human anti-OspA monoclonal antibody with engineered Fc domain for extended half-life, licensed from UMass Chan Medical School in 2025

Expected Mechanism of Action

1. **Single Injection** – Patient receives one subcutaneous dose expected to provide ≥ 4 months protection
2. **Tick Attaches** – Infected tick feeds on protected individual
3. **Antibody Ingested** – TNX-4800 enters tick midgut via blood meal
4. **OspA Binding** – Antibody binds OspA on Borrelia
5. **Transmission Blocked** – Bacteria killed or trapped in midgut—cannot reach human tissue

TNX-4800 provides passive immunity by directly supplying neutralizing antibodies, bypassing the need for a patient's immune system to generate its own antibodies

1. TNX-4800 is an investigational biologic and is not approved for any indication.

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© 2026 Tonix Pharmaceuticals Holding Corp.

13 © 2026 Tonix Pharmaceuticals Holding Corp. Clinical and Market Acceptance o f Monoclonal Antibody Preventive Treatments Monoclonal antibody prophylaxis has been approved for respiratory syncytial virus (RSV) and COVID - 19, including ENFLONSIA , 1 BEYFORTUS ® , 2 and PEMGARDA 3 1. Enflonsia . Prescribing information. Merck Sharp & Dohme LLC; 2025. 2. Beyfortus . Prescribing information. Sanofi; 2024. 3. Pemgarda . Prescribing information. Invivyd , Inc.; 2025.

Not All anti-OspA mAbs are Bactericidal

Name		OspA Epitope[1,2]				Bactericidal
Antibody	Vaccine	*N*-terminus	Central Domain		*C*-terminus	
				~aa 165–173		
184.1		+				-
TNX-4800			+			+
LA-2					+	+
	LYMErix	+	+	+	+	+
	VLA15	+	+	-	+	+

- **Monoclonal anti-OspA antibodies can be bactericidal**
  - In a series of mAbs, only those directed towards the *C*-terminal and central domains manifested bactericidal activity *in vitro*, and prevention of transmission *in vivo*[1]
  - For example, mAbs TNX-4800 (2217) (central domain)[2] and LA-2 (*C*-terminal) are bactericidal
- ***N*-terminal anti-OspA antibodies can be inactive**
  - 184.1 is an example of a non-bactericidal mAb that binds the *N*-terminal region

1. Embers ME, et al. *Vaccine*. 2026 75:128231. doi: 10.1016/j.vaccine.2026.128231.
2. Schiller ZA, et al. *J Clin Invest*. 2021;131(11):e144843.
3. LYMErix was full length OspA aa 20-273 from *B. burgdorferi* strain B31produced in *E. Coli*
4. VLA15 modifies the B31 OspA sequence to remove the putative arthritogenic/LFA-1–mimicking epitope (~aa 165–173)

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Comparison of TNX-4800 with VAL15, mRNA-1975, and mRNA1982

	TNX-4800	VLA15	mRNA-1975	mRNA-1982
Sponsor	Tonix	Pfizer/Valneva	Moderna	Moderna
Status	Phase 2-ready	Phase 3	Phase 1/2	Phase 1/2
Type	Monoclonal Antibody	Vaccine – alum adjuvant	mRNA	mRNA
Immunity	Passive	Active	Active	Active
Target Market	U.S.	EU + U.S.	U.S.	EU + Asia
Borrelia targeted[1-4]	*B. burgdorferi* (U.S.)	*B. burgdorferi* (U.S.) *B. afzelii* (Europe) *B. garinii** (Europe) *B. Bavariensis* (Europe)	*B. burgdorferi* (U.S.)	*B. burgdorferi* (U.S.) *B. afzelii* (Europe) *B. garinii* (Europe) *B. bavariensis* (OspA type 4)(Europe) *B. garinii* (OspA type 5 and 6 variants)(Asia) *B. spielmanii*

1. Marques AR, et al. *Emerg Infect Dis.* 2021. 27(8):2017-2024. doi: 10.3201/eid2708.204763.
2. Pritt BS, et al. *Lancet Infect Dis.* 2016. 6(5):556-564. doi: 10.1016/S1473-3099(15)00464-8.
3. Lemieux JE, et al. *PLoS Pathog.* 2023.19(8):e1011243. doi: 10.1371/journal.ppat.1011243.
4. Comstedt P, et al. *PLoS One.* 2014 9(11):e113294. doi: 10.1371/journal.pone.0113294.

*VLA15 contains 3 OspA's from different garinii genospecies.

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Comparison of TNX-4800 with Alum-Adjuvanted Subunit Vaccines LYMErix (Withdrawn) and VLA15 (in Development) in Terms of OspA Targeting

	TNX-4800	LYMErix[1-4]	VLA15[1-4]
Sponsor	Tonix	SmithKline (GSK)	Pfizer/Valneva
Status	In Development	Withdrawn	In Development
Type	Monoclonal Antibody	Vaccine	Vaccine
Immunity	Passive	Active	Active
Target Market	U.S.	U.S.	EU + U.S.
Clinical Trials	U.S.	U.S.	EU + U.S.
Borrelia targeted	*B. burgdorferi* (U.S.)	*B. burgdorferi* (U.S.)	*B. burgdorferi* (U.S.) *B. afzelii* (Europe) *B. garinii** (Europe) *B. Bavariensis* (Europe)

1. Marques AR, et al. *Emerg Infect Dis.* 2021. 27(8):2017-2024. doi: 10.3201/eid2708.204763.
2. Pritt BS, et al. *Lancet Infect Dis.* 2016. 6(5):556-564. doi: 10.1016/S1473-3099(15)00464-8.
3. Lemieux JE, et al. *PLoS Pathog.* 2023.19(8):e1011243. doi: 10.1371/journal.ppat.1011243.
4. Comstedt P, et al. PLoS One. 2014 9(11):e113294. doi: 10.1371/journal.pone.0113294.

*VLA15 contains 3 OspA's from different garinii genospecies.

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17 © 2026 Tonix Pharmaceuticals Holding Corp. Comparison of TNX - 4800 with Alum - Adjuvanted LYMErix and VAL15 Administration Protocol and Intended Timing (Onset and Duration) of Protection 1. Comstedt P, et al. PLoS One. 2014 9(11):e113294. doi : 10.1371/journal.pone.0113294 2. VALOR study missed primary endpoint – Pfizer press release March 23, 2026. VLA15 1 LYMErix (Withdrawn) TNX - 4800 Pfizer/Valneva SmithKline (now GSK) Tonix Sponsor Day 1 Day 1 Day 1 1 st dose 2 months 1 month - 2 nd dose 5 - 9 months 12 months - 3 rd dose 12 months - - 4th dose Seasonal Seasonal At least ~four months Protection duration After 4 th shot 2 After 3 rd shot Within 2 days Protection onset • TNX - 4800 is expected to be protective within 2 days • Based on human pharmacokinetics and animal models • Lyme vaccines typically take >6 months to be protective • Depend on high - titer antibodies • Require annual boosters • Complex immunization schedule may have contributed to poor LYMErix uptake

Comparison of TNX-4800 (Monoclonal Antibody) and VLA15 (Vaccine): Administration Protocol and Intended Timing (Onset and Duration) of Protection

Criteria	TNX-4800 (mAb)[1,2]	VLA15[4,5]
Treatment mode	Pre-exposure single-dose mAb	Pre-exposure 4-dose vaccination regimen
Onset of maximal protection	Within 2 days following subcutaneous (SC) dose	> 1 year post 4th intramuscular (IM) dose[3]
Target patient population	General population Populations with short-term trips/summer vacations/deployments to endemic areas	General populations who do not need immediate protection
Activity	Designed to cover *B. burgdorferi*	The VLA15 vaccine reportedly covers 6 serotypes prevalent in North America and Europe
Dosing regimen	Single dose expected to provide approximately four months protection	Multiple doses needed to obtain initial protection with seasonal durability
Dosing route	SC	IM
Risks	*Anticipated low safety risk like other fully human mAbs for which there is considerable experience* Does not recognize the putative arthritogenic T-cell epitope	OspA-targeted vaccines induce immune responses (associated with side effects), and include polyclonal antibody responses (that may have off-target effects)

1. Wang Y, et al. *J Infect Dis*. 2016. 214(2):205-11.
2. Schiller ZA, et al. *J Clin Invest*. 2021;131(11):e144843.
3. VALOR study missed primary endpoint – Pfizer press release March 23, 2026.
4. Proposed attributes – not yet finalized or validated
5. https://valneva.com/research-development/lyme-disease.

Data on file.
Proposed attributes – not yet finalized or validated
IM=intramuscular; mAb=monoclonal antibody; Osp=outer surface protein

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Comparison of TNX-4800 and VLA15 Lyme Preventatives in Development

- **TNX-4800 is a long-acting humanA mAb (in development) against *B. burgdorferi* OspA**
  - Bactericidal monoclonal antibody
    - TNX-4800 showed $EC_{50} \approx 0.56$ µg/mL *in vitro*[1]
  - Planned testing exclusively targets U.S. serotype (*Borrelia burgdorferi*)
  - Safety studies, field testing, and marketing approval, if any, planned for U.S. only

- **Pfizer/Valneva's VLA15 (in development) is a vaccine that elicits antibodies against 6 different *Borrelia* OspAs**[2]
  - Vaccine that elicits polyclonal antibodies to six OspA-derived peptide antigens
  - Field tests in EU and the U.S.
  - 5 of 6 OspA antigens in VLA15 are European serotypes:
    - *B. afzelii* (one serotype), *B. garinii* (3 serotypes), *B. bavariensis* (one serotype)
  - 1 of 6 OspA antigens in VLA15 is US: *Borrelia burgdorferi* sensu stricto (s.s.)

1. Schiller ZA, et al. *J Clin Invest.* 2021;131(11):e144843.(TNX-4800 has EC_{50} = 3.71 ± 2.81 nM)
2. Comstedt P, et al. *PLoS One.* 2014 9(11):e113294. doi: 10.1371/journal.pone.0113294.

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© 2026 Tonix Pharmaceuticals Holding Corp.

20 © 2026 Tonix Pharmaceuticals Holding Corp. TNX - 4800 Binds t o a Specific Epitope o n OspA to Avoid Off - Target Effects 178 - 273 71 - 141 TNX - 4800 e pitope 165 - 173 Putative arthritogenic T - cell epitope (YVLEGTLTA), mimicking LFA - 1 178 - 273 OspA Protein 1. S teere AC, et al. Arthritis Rheum . 2003;48(2):534 - 540. 2. Nigrovic LE, Thompson KM. Epidemiol Infect. 2007 135(1):1 - 8. 3. Schiller ZA, et al. J Clin Invest . 2021;131(11):e144843. • An epitope in the OspA protein mimics human leukocyte function – associated antigen 1 (hLFA - 1 or LFA - 1) 1 • Antibodies to the LFA - 1 - like epitope can trigger an arthritogenic autoimmune condition 1,2 • LYMErix was withdrawn from the market in part over unsubstantiated claims of this concern 2 • TNX - 4800 does not bind to this epitope and instead binds to the 71 - 141 region, which has no human homologue and does not carry the same risk 3 • This advantage of TNX - 4800 may extend to individuals who have experienced previous infections and/or carry allelic genotype predispositions ( HLA - DRB1*0401 ) to autoimmune arthritis 1 OspA TNX - 4800 LFA - 1 LFA - 1 OspA TNX - 4800 TNX - 4800 Osp =outer surface lipoprotein.

TNX-4800 Target Product Profile (TPP)*

Variable	Target
Primary Indication	Pre-exposure prophylactic against Lyme disease
Clinical Pharmacology	Blood levels sufficient to provide protection within 2-3 days and maintained efficacy for ≥ four months Consistent with bacterial-targeted, fully human mAbs
Nonclinical Toxicology	Consistent with bacterial-targeted, fully human mAbs
Patient Population	Adolescents and adults 16-65 initially, then ≥6 months old Persons at risk living in or traveling to endemic areas
Limitations of Use in Specific Populations	None
Duration of protection	Single dose Expected to provide approximately four months protection
Delivery Mode	SC injection
Efficacy	Protection against the transmission of Lyme disease from an infected tick ≥80% efficacy*
Storage Requirements	2°C to 8°C
Drug Interactions	None
Target Jurisdictions	United States
Safety Profile Risks/Side Effects Warnings and Precautions Adverse Reactions	Consistent with fully human mAbs directed against bacterial antigen with no human homologue
Contraindications	None currently

*Subject to change and to FDA approval
mAb=monoclonal antibody; mg=milligrams; SC=subcutaneous.

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22 © 2026 Tonix Pharmaceuticals Holding Corp. Engineered Fc Mutations Extend Half - Life of TNX - 4800 (2217LS) in Nonhuman Primates Relative to mAb 2217 1 1 Schiller ZA, et al. J Clin Invest . 2021;131(11):e144843. N=4 for each group and each dot represents one monkey. Half - lives are reported in days and hours as mean ± SD (line) Fc=fragment crystallizable.

23 © 2026 Tonix Pharmaceuticals Holding Corp. Analysis of Minimum Effective Concentration (MEC) #1 – in vitro Bactericidal Activity 1. Wang Y, et al. J Infect Dis. 2016. 214(2):205 - 11. 2. Rogers RR et al , Antimicrobial Agents and Chemotherapy , Oct. 2004, p. 3670 – 3676 • TNX - 4800 showed EC 50 ≈ 0.56 μ g/mL in vitro 1 • MEC ~ 10X EC 50 2 • Conclusion: MEC ~ 5 μ g/mL – based on in vitro bactericidal activity

24 © 2026 Tonix Pharmaceuticals Holding Corp. Analysis of Minimum Effective Concentration (MEC) #2 Tick Feeding Method The monoclonal anti - OspA antibody TNX - 4800 (2217LS) inhibits tick - to - blood transmission of B. burgdorferi B31 - 5A4 in a dose - dependent manner in an artificial membrane feeding system I r r e l e v a n t A b O s p A S e r a 0 . 6 2 5 2 . 5 5 1 0 2 0 4 0 10 0 10 2 10 4 10 6 B a c t e r i a l b u r d e n ( c o p i e s / 1 0 0 n g D N A ) * * * * ug 2217LS/mL blood Blood 5dpf Data on file. N=5 Asterisk * = statistically significant Methods described in: Kröber T, Guerin PM. Trends Parasitol . 2007 23(9):445 - 9.

25 © 2026 Tonix Pharmaceuticals Holding Corp. Analysis of Minimum Effective Concentration (MEC) #3 – in vivo Primate Challenge Model

26 © 2026 Tonix Pharmaceuticals Holding Corp. Nonhuman Primate Challenge Model: Protocol and Protection by Dosage Level Day - 7 0 6 14 21 28 45 63 Serum Collection 1 Jacket Acclimation Tick Challenge Tissue Biopsy Culture Observations HuMAb Injection Study Design 1 : Results: • 4 dosing cohorts, 1 irrelevant IgG control • 4 to 6 animals per cohort • Seroconversion for IgG antibodies against B. burgdorferi was measured as an indicator of efficacy Irrelevant IgG Cohort 4 Cohort 3 Cohort 2 Cohort 1 Cohort 10 90 30 10 3 Dose (mg/kg) 0 100 100 83 100 Protection (%) N/A <0.001 <0.001 <0.001 <0.001 P value 1. Schiller ZA, et al. J Clin Invest . 2021;131(11):e1144843. HuMAb =human monoclonal antibody; IgG=immunoglobulin G.

27 © 2026 Tonix Pharmaceuticals Holding Corp. Primate Challenge Model 1. Schiller ZA, et al. J Clin Invest . 2021;131(11):e144843. • Infected ticks were placed on each non - human primate administered TNX - 4800 (N=20) for 6 days 1 • Only 1 in 20 became infected (95% protection)

28 © 2026 Tonix Pharmaceuticals Holding Corp. Analysis of Minimum Effective Concentration (MEC) 1 Wang Y, et al. J Infect Dis. 2016. 214(2):205 - 11. 2 Rogers RR et al , Antimicrobial Agents and Chemotherapy, Oct. 2004, p. 3670 – 3676 3 Schiller ZA, et al. J Clin Invest . 2021;131(11):e144843. Three methods: • Serum ~ 5 μ g/mL – in vitro bactericidal activity • TNX - 4800 showed EC 50 ≈ 0.56 μ g/mL in vitro 1 • MEC ~ 10X EC 50 2 • Serum <10 μ g/mL – in vitro tick feeding experiment • TNX - 4800 showed killing ≥ 10 μ g/ml 3 • Serum <21 μ g/mL – in vivo primate challenge model • TNX - 4800 serum levels >21 μ g/ml were 95% protective 1,3

TNX-4800: Nonclinical Safety Data

- **cGLP Tissue Cross Reactivity study in rat and human tissues**
  - No significant cross-reactivity
- **Non-GLP pharmacokinetic and tick challenge studies in monkeys**
  - Did not reveal a safety signal
- **cGLP 5-week multiple dose study with 4-week recovery in rats and a cGLP single dose local tolerance study in rats**
  - Observed abnormalities were mild to moderate and all findings were judged non aversive (hematologic and ALT, AST ALP and APTT increases (notably without bilirubin changes), injection site inflammation, liver and spleen organ weight increases, liver histopathology, primarily in males. All findings were reversible)
- **Exposure in Phase 1 study was multiples relative to NOAEL in rats**
  - Starting dose: 63- to 242-fold lower
  - Highest dose: 3- to 12-fold lower

cGLP = clinical good laboratory practice, ALT = alanine transaminase, AST = aspartate aminotransferase, AP = alkaline phosphatase, APTT = activated partial thromboplastin time, NOAEL = No-observed-adverse-effect level
Once weekly administration of TNX-4800 (intravenous or subcutaneous) for 4 weeks followed by a 35-day recovery period in male and female Sprague Dawley rats was tolerated at doses of up to 500 mg/kg/week intravenous or 300 mg/kg/week SC with no adverse findings. Therefore, under the conditions of this study, 500 mg/kg/week intravenous or 300 mg/kg/week SC was considered to be the NOAEL.

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30 © 2026 Tonix Pharmaceuticals Holding Corp. TNX - 4800 Phase 1 Study Overview Primary Objective : • Evaluate safety and tolerability of a SC injection of TNX - 4800 (2217LS) when administered to healthy subjects Secondary Objective : • Evaluate pharmacokinetics of a SC dose of TNX - 4800 (2217LS) when administered to healthy subjects Study Population : • Healthy male and female subjects, age 19 to 65 years, inclusive

Human Phase 1 Study: Safety, Tolerability and Immunogenicity: Design

- First-in-human, randomized, double-blind, sequential dose-escalation study (N=44)
- Healthy male and female subjects aged 19 to 65 years, serum negative for anti–*B. burgdorferi* antibodies, by an FDA-approved modified 2-tier ELISA test, were recruited
- Safety was assessed via clinical and lab evaluations
- Serum TNX-4800 concentrations were measured by ELISA, with pharmacokinetic analysis
- Antidrug antibodies were detected using an electrochemiluminescence immunoassay



Enrolled (N=44)
Cohort 1
0.5 mg/kg 2217LS (N=10)
Cohort 2
1.5 mg/kg 2217LS (N=8)
Cohort 3
5.0 mg/kg 2217LS (N=8)
Cohort 4
10 mg/kg 2217LS (N=8)
Placebo (N=10)
Completed (N=41)

Sullivan-Bólyai JZ, et al. Manuscript in progress. 2025.

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TNX-4800 Phase 1 Study Results

- **No significant clinical or laboratory safety signals**
- **The mean exposure, based on AUC-inf and C_{max} for Cohort 4 (10mg/kg), was less than 17% of the highest exposures in the rat toxicology study**
- **Serum TNX-4800 (2217LS) was measurable at the earliest sampling time of 2 days indicating rapid absorption**
- **For all cohorts C_{max} was observed at 10-13 days followed by a prolonged elimination phase**
- **Apparent terminal $T_{½}$ after 10 mg/kg dose was 64 days**
- **Max $T_{½}$ ranged from 81-104 days:**
  - 10mg/kg - 97 days, 5mg/kg - 87 days, 1.5mg/kg - 104 days, 0.5mg/kg - 81 days
- **Cohort 3 (5mg/kg) serum concentrations:**
  - 10 µg/ml at 4 months (~ *in vitro* tick-feeding MEC and > ~ *in vitro* MEC)

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33 © 2026 Tonix Pharmaceuticals Holding Corp. Observed Phase 1 Pharmacokinetics 5 μ g/ml – in vitro ~10x EC 50 10 μ g/ml – in vitro MEC tick feeding 120 days 180 days Each point represents a mean for the cohort at the specified timepoint and dose

34 © 2026 Tonix Pharmaceuticals Holding Corp. TNX - 4800 Phase 1: Variability of Serum Concentrations at Sampling Time Points Among Subjects in Each Dosing Cohort Each point represents a mean for the cohort at the specified timepoint and dose The profiles for 1.5 mg/kg, 5 mg/kg and 10 mg/kg TNX - 4800 (2217LS) are shifted to the right for ease of reaching

TNX-4800 Phase 1 Pharmacokinetics Parameters

Pharmacokinetic Parameters	0.5 mg/kg 2217LS	1.5 mg/kg 2217LS	5 mg/kg 2217LS	10 mg/kg 2217LS
AUC0-t (ng*hr/mL)	6271000 (26.0) [n=10]	20610000 (23.7) [n=8]	79760000 (36.5) [n=8]	165500000 (26.0) [n=8]
AUC0-inf (ng*hr/mL)	6812000 (25.3) [n=10]	21490000 (23.5) [n=8]	82070000 (37.2) [n=8]	168100000 (25.9) [n=8]
AUC%ext (%)	7.832 ± 4.8735 [n=10]	4.103 ± 1.6271 [n=8]	2.805 ± 1.3920 [n=8]	1.494 ± 0.49258 [n=8]
Cmax (ng/mL)	3397 (31.4) [n=10]	10880 (41.3) [n=8]	45650 (22.0) [n=8]	84560 (37.5) [n=8]
Tmax (hr)	96.075 (72.00, 335.91) [n=10]	144.019 (95.95, 215.95) [n=8]	108.319 (71.98, 216.06) [n=8]	108.050 (48.00, 167.78) [n=8]
Kel (1/hr)	0.0004984 ± 0.00025308 [n=10]	0.0004258 ± 0.000060386 [n=8]	0.0005851 ± 0.00037231 [n=8]	0.0004751 ± 0.000072023 [n=8]
t½ (hr)	1614 ± 533.84 [n=10]	1658 ± 243.26 [n=8]	1516 ± 655.84 [n=8]	1491 ± 244.47 [n=8]
CL/F (mL/hr/kg)	0.07557 ± 0.020144 [n=10]	0.07151 ± 0.017398 [n=8]	0.06474 ± 0.025934 [n=8]	0.06121 ± 0.015541 [n=8]
Vd/F (mL/kg)	171.2 ± 61.264 [n=10]	170.1 ± 47.286 [n=8]	123.7 ± 29.838 [n=8]	133.0 ± 44.405 [n=8]

0.5 mg/kg 2217LS: A single subcutaneous injection of 0.5 mg/kg 2217LS, Cohort 1
1.5 mg/kg 2217LS: A single subcutaneous injection of 1.5 mg/kg 2217LS, Cohort 2
5 mg/kg 2217LS: A single subcutaneous injection of 5 mg/kg 2217LS, Cohort 3
10 mg/kg 2217LS: A single subcutaneous injection of 10 mg/kg 2217LS, Cohort 4
AUCs and Cmax are presented as geometric mean (geometric CV%).
Tmax values are presented as median (min, max).
Other parameters are presented as arithmetic mean ± SD.
Source: Tables 14.2.1.5 through 14.2.1.8
Program: /CA29655/sas_prg/pksas/adam_intext_pkparam.sas 13FEB2023 9:20

Each point represents a mean for the cohort at the specified timepoint and dose

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© 2026 Tonix Pharmaceuticals Holding Corp.

36 © 2026 Tonix Pharmaceuticals Holding Corp. Phase 1 Clinical Trial Summary Results • TNX - 4800 studied in randomized, double - blind, sequential dose - escalation study (NCT04863287) to evaluate its safety, tolerability, pharmacokinetics and immunogenicity • 44 healthy adult subjects randomized and 41 completed study; subjects received a single subcutaneous (SC) administration of placebo or TNX - 4800 at 0.5, 1.5, 5, or 10 mg/kg • Peak serum concentration ( C max ) increased by ~25 - fold for a 20 - times increase in dose • Serum TNX - 4800 measurable at earliest sampling time of 2 days, indicating rapid systemic absorption • TNX - 4800 levels remained quantifiable for >200 days in 80% of subjects at lowest dose and for up to 350 days in majority of participants at higher doses (i.e., ≥ 1.5 mg/kg) • Mean half - life ranged from 62 – 69 days across TNX - 4800 groups; serum concentrations quantifiable for up to 12 months in most subjects; mean exposure for 10 mg/kg group <17% of the highest exposures in a nonclinical toxicology study • Anti - drug antibodies (ADA) detected in <10% of treated subjects, with no impact on pharmacokinetics • Most adverse events were mild or moderate 1 • TNX - 4800 determined to be generally safe and well tolerated 1. One serious adverse event deemed unrelated to study drug .

37 © 2026 Tonix Pharmaceuticals Holding Corp. Planned Phase 2 Field Trial • TNX - 4800 intended to be studied in an adaptive randomized, double - blind, placebo - controlled study, pending FDA clearance • Goal: To evaluate the efficacy and safety of TNX - 4800 in preventing the first occurrence of confirmed Lyme disease during the primary efficacy surveillance period (Day 3 through Month 4 following administration) • Inclusion: Adolescents and adults 16 to 65 years of age from Lyme - endemic areas in the U.S. • Primary endpoint: Prevention of Lyme disease at four months (comparison of TNX - 4800 group and placebo group) • Key secondary endpoint: Prevention of Lyme disease at six months (comparison of TNX - 4800 vs. placebo) • Dose: A single SC dose of placebo or TNX - 4800 350 mg • Rationale: TNX - 4800 5 mg/kg dose resulted in mean blood levels of 10 μ g/ml at four months 1 1. Average patient is assumed to be approximately 70kg.

38 © 2026 Tonix Pharmaceuticals Holding Corp. Phase 2 Ready: Clinical Development Plans for TNX - 4800 Pending FDA Clearance Manufacturing GMP Material for Human Studies Currently on Track for Early 2027 Plan to Initiate Adaptive Phase 2 Field Study, Pending FDA Clearance Plan to Initiate CHIM Study, If Necessary 2026 1H 2027 2028

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